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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2003

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                     76-0291058
       (STATE OF INCORPORATION                           (I.R.S. EMPLOYER
           OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5. OTHER EVENTS

         On January 16, 2003, TEPPCO Partners, L.P. announced the results of operations for the quarter and year ended December 31, 2002. The press release containing such announcement is filed herewith so that such announcement may be incorporated by reference in Registration Statements filed by TEPPCO Partners, L.P., under the Securities Act of 1933, as amended.


ITEM 7. STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

                Exhibit
                Number          Description
                -------         -----------
                 99.1           Press release of TEPPCO Partners, L.P., dated
                                January 16, 2003.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEPPCO Partners, L.P.
                                       (Registrant)

                                       By: Texas Eastern Products Pipeline
                                           Company, LLC
                                                 General Partner

                                                 /s/ CHARLES H. LEONARD
                                                 ----------------------
                                                   Charles H. Leonard
                                       Senior Vice President and Chief Financial
                                                         Officer


Date: January 21, 2003



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                                  EXHIBIT INDEX



                  Exhibit
                  Number            Description
                  ------            -----------
                   99.1             Press release of TEPPCO Partners, L.P.,
                                    dated January 16, 2003.